EXHIBIT 99.1

FOR IMMEDIATE RELEASE

GROUP 1 AUTOMOTIVE TO HOST 2011 SECOND-QUARTER EARNINGS CONFERENCE CALL AND AUDIO WEBCAST

HOUSTON, July 7, 2011 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today announced that it will release financial results for the second quarter ended June 30, 2011, on Tuesday, July 26, before market open. Earl J. Hesterberg, Group 1’s president and chief executive officer, and the company’s senior management team will host a conference call to discuss the results later that morning at 10 a.m. ET.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 888.395.3241
International: 719.457.2647
Participant Passcode: 3942401

A telephonic replay will be available following the call through Aug. 25 by dialing:

Domestic: 888.203.1112
International: 719.457.0820

Replay Passcode: 3942401

About Group 1 Automotive, Inc.
Group 1 owns and operates 105 automotive dealerships, 135 franchises, and 28 collision service centers in the United States and the United Kingdom that offer 29 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive Inc.
713-647-5741 | kpaper@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com